UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2018

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Matawan Road, 5th Floor
Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 14, 2018, Hovnanian Enterprises, Inc. (the “Company”) and K. Hovnanian Enterprises, Inc., a wholly-owned subsidiary of the Company (“K. Hovnanian”), entered into a First Amendment (the “Term Loan Amendment”) to the Credit Agreement, dated as of January 29, 2018 (the “Term Loan Credit Agreement”), by and among K. Hovnanian, the Company, the other guarantors party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto. The Term Loan Amendment provides for certain technical and clarifying amendments relating to defined terms and prepayment terms set forth in the Term Loan Credit Agreement.

In addition, on May 14, 2018, the Company and K. Hovnanian entered into a First Amendment (the “Secured Loan Amendment”) to the Credit Agreement, dated as of January 29, 2018 (the “Secured Credit Agreement”), by and among K. Hovnanian, the Company, the other guarantors party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto. The Secured Loan Amendment provides for certain technical and clarifying amendments relating to defined terms and prepayment terms set forth in the Secured Credit Agreement and amends conditions to borrowing in the circumstance in which there were to exist certain defaults under the Secured Credit Agreement.

The foregoing summaries of the Term Loan Amendment and the Secured Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the text of the Term Loan Amendment filed as Exhibit 10.1 and the text of the Secured Loan Amendment filed as Exhibit 10.2, respectively, to this Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On May 14, 2018, the Company issued a press release announcing that the early tender deadline for K. Hovnanian’s previously announced private offer to exchange (the “Exchange Offer”) any and all of K. Hovnanian’s $440.0 million outstanding 10.000% Senior Secured Notes due 2022 (the “Existing 2022 Notes”) and $400.0 million outstanding 10.500% Senior Secured Notes due 2024 (together with the Existing 2022 Notes, the “Existing Notes”) for K. Hovnanian’s newly issued 3.0% Senior Notes due 2047 and concurrent solicitation of consents with respect to the Existing 2022 Notes (the “Existing 2022 Notes Consent Solicitation”) had expired. As of the early tender deadline, the minimum exchange condition to the Exchange Offer (which required that at least $50.0 million in aggregate principal amount of the Existing Notes had been validly tendered and not validly withdrawn by the early tender deadline) had not been satisfied. As a result, a condition to the Exchange Offer has not been satisfied and no Existing Notes will be accepted for purchase in the Exchange Offer. K. Hovnanian will promptly return Existing Notes tendered pursuant to the Exchange Offer (and corresponding consents will be revoked).

A copy of the press release announcing the expiration of the early tender deadline of the Exchange Offer and Existing 2022 Notes Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

* * * *

All statements in this Current Report on Form 8-K that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although the Company believes that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1

First Amendment, dated as of May 14, 2018, to the $212,500,000 Credit Agreement, dated as of January 29, 2018, among Hovnanian Enterprises, Inc., K. Hovnanian Enterprises Inc., the subsidiary guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent.

10.2

First Amendment, dated as of May 14, 2018, to the $125,000,000 Credit Agreement, dated as of January 29, 2018, among Hovnanian Enterprises, Inc., K. Hovnanian Enterprises Inc., the subsidiary guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent.

99.1	Press release, dated May 14, 2018, announcing expiration of early tender deadline of the Exchange Offer and Existing 2022 Notes Consent Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.

(Registrant)

By:      /s/ Michael Discafani

Name: Michael Discafani

Title: Vice President, Corporate Counsel and Secretary

Date: May 14, 2018